SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)        April 10, 1997


                DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.
            (Exact name of registrant as specified in its charter)


          Delaware                      0-18150                13-3244091
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)


  Two World Trade Center, New York, New York                    10048
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code             (212) 392-1054



         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to an agreement dated as of February 28, 1997, Century Square Venture (which is owned 75% by the Partnership and 25% by Dean Witter Realty Income Partnership I, L.P., an affiliated public partnership) entered into an agreement with Spieker Properties, L.P., an unaffiliated party, to sell the land and building which comprise the Century Square property for a negotiated sale price of $41,500,000.

The closing of the sale took place on April 10, 1997. The purchase price was paid in cash at closing. The Partnership received approximately $30.6 million, representing its 75% share of the cash received by Century Square Venture net of closing costs.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)   Pro Forma Balance Sheet as of January 31, 1997.

     (2)   Pro Forma Statements of Operations for the year ended
           October 31, 1996 and the three months ended January 31, 1997.

(c)  Exhibits

     (1) Purchase and Sale Agreement dated as of February 28, 1997 between Century Square Venture as Seller and Spieker
           Properties, L.P. as Purchaser.
SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY INCOME PARTNERSHIP
                              II, L.P.

                       By:  Dean Witter Realty Income Properties II,
                              Inc.
                            Managing General Partner



                       By:  /s/E. Davisson Hardman, Jr,
                            E. Davisson Hardman, Jr.
                            President




Date:  April 24, 1997

                Dean Witter Realty Income Partnership II, L.P.
                     Pro Forma Consolidated Balance Sheet
                               January 31, 1997


The following unaudited pro forma balance sheet has been presented as if the Century Square
Venture property was sold as of January 31, 1997.  The pro forma adjustments reflect a) the cash proceeds from the sale, b) the elimination of the net carrying value of the property from real estate held for sale and c) the elimination of other assets and liabilities relating to the property sold.

                                                Pro Forma
                                Historical     Adjustments       Pro Forma
ASSETS

  Cash and cash equivalents    $ 3,188,203    $30,632,121      $33,820,324

  Real estate                   35,237,542           -          35,237,542

  Real estate held for sale     53,434,820    (31,017,150)      22,417,670

  Investment in joint venture    2,659,208           -           2,659,208

  Other assets                   4,947,957     (2,183,301)       2,764,656

                               $99,467,730   $ (2,568,330)     $96,899,400



LIABILITIES AND PARTNERS' CAPTIAL

  Accounts payable and other
    liabilities                $ 1,005,841    $   (86,312)     $   919,529

  Minority interests in
    joint ventures               8,378,496     (8,378,496)           -
                                 9,384,337     (8,464,808)         919,529

  Partners' captial             90,083,393      5,896,478       95,979,871

                               $99,467,730    $(2,568,330)     $96,899,400


                Dean Witter Realty Income Partnership II, L.P.
                Pro Forma Consolidated Statement of Operations
                          Year ended October 31, 1996


The following unaudited pro forma consolidated statement of operations has been presented as if the Century Square Venture property was sold as of the beginning of fiscal year 1996.  The pro forma adjustments reflect the elimination of rental and other revenues, property operating expenses, depreciation, amortization and the minority interest's share of income relating to the property sold.  The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                           Pro Forma
                           Historical     Adjustments       Pro Forma
Revenues:

  Rental                 $16,206,557     $(5,761,715)    $10,444,842
  Equity in earnings of
   joint venture             250,109            -            250,109
  Interest and other         957,941         (69,838)        888,103
                          17,414,607      (5,831,553)     11,583,054
Expenses:

  Property operating       6,459,867      (1,926,040)      4,533,827
  Depreciation             5,011,419      (1,395,681)      3,615,738
  Amortization               537,220        (152,386)        384,834
  General and administrative  759,445           -            759,445
  Loss on impairment of
    real estate           11,870,000            -         11,870,000
                          24,637,951      (3,474,107)     21,163,844

Loss before minority interest(7,223,344)  (2,357,446)     (9,580,790)

Minority interest            589,362        (589,362)          -


Net loss                 $(7,812,706)    $(1,768,084)    $(9,580,790)

Net loss per
  Unit of Limited
  Partnership interest   $    (39.72)    $     (8.99)    $    (48.71)

/TABLE

                Dean Witter Realty Income Partnership II, L.P.
                  Pro Forma Consolidated Statement of Income
                      Three months ended January 31, 1997


The following unaudited pro forma consolidated statement of operations has been presented as if the Century Square Venture property was sold as of the beginning of fiscal year 1997.  The pro forma adjustments reflect the elimination of rental and other revenues, property operating expenses, depreciation, amortization and the minority interest's share of income relating to the property sold.  The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                           Pro Forma
                           Historical     Adjustments       Pro Forma
Revenues:

  Rental                 $ 4,240,916     $(1,436,874)    $ 2,804,042
  Equity in earnings of
   joint venture              62,900            -             62,900
  Interest and other          49,603            (519)         49,084
                           4,353,419      (1,437,393)      2,916,026
Expenses:

  Property operating       1,599,045        (526,907)      1,072,138
  Depreciation               744,007        (295,296)        448,711
  Amortization               139,490         (40,709)         98,781
  General and administrative     191,413        -            191,413
                           2,673,955        (862,912)      1,811,043

Income before minority
  interest                 1,679,464        (574,481)      1,104,983

Minority interest            143,620        (143,620)          -


Net income               $ 1,535,844     $  (430,861)    $ 1,104,983

Net income per
  Unit of Limited
  Partnership interest   $      7.81     $     (2.19)    $      5.62

/TABLE

Exhibit Index for Dean Witter Realty Income Partnership II, L.P.



Exhibit                   Description
  No

(1)                       Purchase and Sale Agreement
                          dated as of February 28, 1997
                          between Century Square Venture
                          as Seller and Spieker
                          Properties, L.P. as Purchaser.









































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